TIFF Investment Program, Inc. (TIP)
Supplement dated January 10, 2007 to the SAI dated April 30, 2006, as supplemented on July 19, 2006

Changes to Independent Registered Public Accounting Firm

▪	Effective September 18, 2006, Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as TIP’s independent public accountant.

Nominating Committee

The following replaces the similar information located on page 11 of the SAI under the heading Committees in the section entitled Supplemental Discussion of Fund Management and Administration.

Each of TIP’s Independent Directors also serves on the nominating committee of TIP. The nominating committee’s mission is to promote the effective participation of qualified individuals on the Board of Directors and committees of the Board. The nominating committee’s functions are to (a) receive, review and maintain files of individuals qualified to be recommended as nominees for election as directors, which shall include a review of the individual’s status as an “interested person” of TIP under the 1940 Act, (b) make nominations to the Board of Directors of individuals to serve as independent directors and (c) except as otherwise provided in any procedures adopted by the Board of Directors, present recommendations to the Board of Directors regarding directors to be selected for membership on the various committees of the Board. The nominating committee did not meet during the fiscal year ended December 31, 2005. The nominating committee will consider nominees recommended by members and shall assess such nominees in the same manner it reviews committee nominees. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Nominating Committee, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the Board of Directors.